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                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1999


CHANGE IN ADDRESS

         Effective September 13, 1999, the address of the Company's principal office will be:

                  The Manufacturers Life Insurance Company of North America 500 Boylston Street
                  Suite 400
                  Boston, MA  02116-3739

         The Annuity Service Office mailing address is:

                  The Manufacturers Life Insurance Company of North America Post Office Box 9230
                  Boston, MA  02205-9230


DCA PROMOTIONAL RATES

         We are currently offering promotional rates in connection with the Dollar Cost Averaging (DCA) program. The promotional rates are available for a limited time for new purchase payments of $100,000 or more allocated to either a 6-month or a 12-month DCA fixed account investment option.

         As of the date of this supplement, the promotional rates are 8% for the 12-month DCA option and 10% (annualized) for the 6-month DCA option. Both the 8% and the 10% rates are effective annual interest rates and interest is earned for the period of time amounts are in the DCA account. Since pre-determined amounts in the DCA account will be transferred monthly into other sub-accounts, the total dollar amount of interest earned in the 6-month DCA investment option will be less than 10% of the initial amount invested. Similarly, the total dollar amount of interest earned in the 12-month DCA investment option will be less than 8% of the initial amount invested. We reserve the right to change the promotional rates at any time for purchase payments made after the effective date of the change.

         To receive the promotional rates, the portion of your new purchase payment allocated to the DCA investment option must be systematically transferred into variable investment options over a 6 month or 12 month period, as applicable. The monthly DCA transfer amount is determined by dividing the portion of your new purchase payment allocated to the DCA investment option by
5.6 for the 6 month option, or 11 for the 12 month option. Each month, on the date designated by the contract owner, the monthly DCA transfer amount will be transferred to the variable investment options selected. At the end of the DCA period, the remaining DCA account balance will be transferred to the variable investment options selected. Contract owners should not rely on the promotional rates being in effect for subsequent payments. Subsequent payments will receive the interest rate in effect at the time of payment.

         A contract owner may discontinue the Dollar Cost Averaging program at any time. The remaining balance of the contract owner's DCA account will then be transferred to the 1-year fixed account and receive the interest rate in effect at the time of the transfer, guaranteed for one year. For current 1-year fixed account rates, call 1-800-557-2223.


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GUARANTEED RETIREMENT INCOME PROGRAM

         The following supplements the disclosure under "Guaranteed Retirement Income Program"

"In the case of Qualified Plans, if the annuitant is at an advanced age upon exercise of the Guaranteed Retirement Income Program, we will shorten the guarantee period as follows: The guarantee period will be the life expectancy of the annuitant(s), as specified by IRS Unisex tables (partial years are not counted). Life expectancy will be based on single life or joint life IRS tables, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event."


FINANCIAL RATINGS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

The contracts described in the Prospectus are issued by The Manufacturers Life Insurance Company of North America. Our financial ratings are as follows:

          A++ A.M. Best
          Superior in financial strength; 1st category of 15

          AAA Duff & Phelps
          Highest in claims paying ability; 1st category of 18

          AA+ Standard & Poor's
          Very strong in financial strength; 2nd category of 21

          Aa2 Moody's
          Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this supplement and are subject to change, are assigned to The Manufacturers Life Insurance Company of North America as a measure of its ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


TRANSFERS AMONG INVESTMENT OPTIONS

         The following supplements the disclosure under "Transfers Among Investment Options."

"Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted)."


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INFORMATION REGARDING THE ULTIMATE PARENT COMPANY OF THE MANUFACTURERS LIFE
INSURANCE COMPANY OF NORTH AMERICA

         The second paragraph under "The Manufacturers Life Insurance Company of North America" is amended and restated as follows:

"On January 20, 1998, the Board of Directors of The Manufacturers Life Insurance Company ("Manulife"), our ultimate parent company, announced that it had asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to a publicly traded, shareholder-owned company. On May 19, 1999 this plan was approved by the Board of Directors of Manulife and on July 29, 1999, Manulife's eligible policyholders voted in favor of demutualization. Provided that all necessary regulatory approvals are obtained, Manulife expects that demutualization will take place in Autumn, 1999."


DISTRIBUTION OF CONTRACTS

         The following replaces the sixth sentence of the paragraph under the heading "General Matters - Distribution of Contracts."

         "Wood Logan is a wholly owned subsidiary of a holding company that is 78.4% owned by The Manufacturers Life Insurance Company (U.S.A.) and 21.6% owned by MRL Holding, LLC."


                      SUPPLEMENT DATED SEPTEMBER 13, 1999.